FRANKLIN LONG DURATION CREDIT FUND

FRANKLIN INVESTORS SECURITIES TRUST

SUMMARY PROSPECTUS	March 1, 2026

Class A	Class R	Class R6	Advisor Class
—	—	FLDBX	—

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus.us.franklintempleton@fisglobal.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN LONG DURATION CREDIT FUND
SUMMARY PROSPECTUS

Franklin Long Duration Credit Fund

Investment Goal

The Fund’s investment goal is to seek to maximize risk-adjusted returns through a combination of income and capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees (including on Class R6 and Advisor Class shares), such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 33 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 62 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	3.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $500,000 or more (see "Investments of $500,000 or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R	Class R6	Advisor Class
Management fees	0.30%	0.30%	0.30%	0.30%
Distribution and service (12b-1) fees	0.25%	0.50%	None	None
Other expenses[1]	0.28%	0.28%	0.23%	0.28%
Total annual Fund operating expenses	0.83%	1.08%	0.53%	0.58%
Fee waiver and/or expense reimbursement[2]	-0.25%	-0.25%	-0.23%	-0.25%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.58%	0.83%	0.30%	0.33%

1. Other expenses for Class A, Class R and Advisor Class shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2. The investment manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, interest expenses, acquired fund fees and expenses, and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.33% for each share class except Class R6 and 0.30% for Class R6. The investment manager has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These contractual arrangements are expected to continue until February 28, 2027. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$432	$606	$794	$1,338
Class R	$85	$319	$572	$1,295
Class R6	$31	$147	$274	$644
Advisor Class	$34	$161	$300	$703

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held

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in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33.30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities. For purposes of the Fund’s investment goal, the investment manager considers “risk-adjusted returns” to mean the calculation of the return (or potential return) on an investment when compared to the Fund’s benchmark.

Under normal market conditions, the Fund seeks to maintain a dollar-weighted average effective portfolio duration within one year (plus or minus) of the portfolio duration of the securities comprising the Fund’s benchmark, the Bloomberg U.S. Long Credit Index. As of January 31, 2026, the portfolio duration of the Bloomberg U.S. Long Credit Index was approximately 12.47 years. The dollar-weighted average effective duration of the Fund may fall outside of its expected range due to market movements or during the management of significant cash flows into and out of the Fund. In these circumstances, the investment manager will take action to bring the Fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time. The dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

Under normal market conditions, the Fund invests predominately in investment grade securities. Under normal circumstances, the Fund’s investments will be U.S. dollar-denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, a foreign government or its agencies and instrumentalities or a supranational organization. The Fund’s investments may include various types of bonds and debt securities, including corporate bonds, U.S. money market securities, municipal securities, U.S. government and agency obligations, cash or cash equivalents, private placements and restricted securities, and Rule 144A securities that have characteristics (i.e., rated investment grade or higher by ratings agencies) and liquidity (i.e., trade in secondary markets to a comparable degree and/or have registration rights) resembling investments eligible for inclusion in the Fund’s benchmark. The Fund may also enter into U.S. Treasury futures contracts for hedging purposes and to manage duration or cash flows.

The investment manager’s investment process for the Fund is comprised of three pillars: bottom-up security selection, portfolio construction analysis and risk management. A team of credit research analysts conducts fundamental analysis to identify mispriced bonds and other securities that would add value to the portfolio.

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Portfolio managers utilize these best research ideas in security selection and seek to aggregate them into a diversified portfolio that balances risks with the potential to generate total return. Lastly, risk management professionals employ quantitative analysis and stress test portfolios through different interest rate and credit spread scenarios consistent with an objective of mitigating risk relative to the benchmark.

The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. Consequently, the Fund's portfolio turnover rate may exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise. In addition, the value of the Fund’s investments may go up or down due to general market or other conditions that are not specifically related to a particular issuer, such as: real or perceived adverse economic changes, including widespread liquidity issues and defaults in one or more industries; changes in interest, inflation or exchange rates; unexpected natural and man-made world events, such as diseases or disasters; financial, political or social disruptions, including terrorism and war; and U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those

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countries. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Income: The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Foreign Securities (non-U.S.): Investing in foreign securities, including sovereign debt securities, typically involves different risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Sovereign Debt Securities: Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

U.S. Government Securities: Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Government agency or instrumentality issues have different levels of credit support. U.S. government-sponsored entities ("GSEs"), such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae, Freddie Mac and certain other GSEs in the past, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and

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interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Focus: To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Privately Placed, Restricted and Rule 144A Securities:  Investments in privately placed, restricted and Rule 144A securities involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements. These securities may be subject to legal restrictions on resale and, therefore, the market for these securities typically is less active than the market for publicly-traded securities. Investing in these securities may reduce the liquidity of the Fund’s investments. In addition, the Fund may have difficulty valuing such securities. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

Liquidity: The trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Illiquid Securities: Certain securities may be considered illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or to the extent they otherwise cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that are illiquid involve greater risk than securities with more liquid markets, including increased volatility. Illiquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Derivative Instruments: The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a security, interest rate or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can

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create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the security, interest rate or other risk being hedged.

Management: The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. The Fund could also experience losses if there are imperfections, errors or limitations in the models, tools, and data used by the investment manager or if the investment manager’s techniques or investment decisions do not produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

There can be no guarantee that the Fund’s risk management strategies will be successful. Issues or flaws in the design, data, coding, implementation or maintenance of the systems that the investment manager uses to monitor the risks and volatility of the Fund and to employ quantitative analysis and stress testing on the portfolio can affect the performance of the Fund. Utility interruptions or other outages also can impair the performance of these systems.

Portfolio Turnover: Active and frequent trading may increase a shareholder’s tax liability and the Fund’s transaction costs, which could detract from Fund performance.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may

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result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class R6 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

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Class R6 Annual Total Returns

Best Quarter:	2024, Q3	8.21%
Worst Quarter:	2024, Q4	-6.15%

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2025

	1 Year	Since Inception
Franklin Long Duration Credit Fund - Class R6
Return before taxes	7.32%	6.74%	[1]
Return after taxes on distributions	4.94%	4.17%	[1]
Return after taxes on distributions and sale of Fund shares	4.32%	4.07%	[1]
Franklin Long Duration Credit Fund - Class R6	7.32%	6.74%	[1]
Bloomberg U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	7.30%	6.08%	[1]
Bloomberg U.S. Long Credit Index (index reflects no deduction for fees, expenses or taxes)	7.77%	7.10%	[1]

1.	Since inception August 22, 2023.

No one index is representative of the Fund's portfolio.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k)

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plans or individual retirement accounts. After-tax returns are shown only for Class R6 and after-tax returns for other classes will vary.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Investment Manager

Franklin Templeton Institutional, LLC (FT Institutional or investment manager)

Sub-Advisor

Franklin Advisers, Inc. (Advisers) For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

Portfolio Managers

Josh Lohmeier, CFA
Portfolio Manager of FT Institutional and portfolio manager of the Fund since inception (2023).

Michael Cho, CFA
Portfolio Manager of FT Institutional and portfolio manager of the Fund since inception (2023).

Andrew C. Benson
Portfolio Manager of Advisers and portfolio manager of the Fund since 2024.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733), or by telephone at (800) 632-2301. For Class A and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin Distributors, LLC One Franklin Parkway	San Mateo, CA 94403-1906 franklintempleton.com	Franklin Long Duration Credit Fund

814 PSUM 03/26
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